UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 27, 2010

UNR HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Colorado	000-23712	02-0755762
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 East Pine Street, Suite 150, Orlando, Florida	32801
(Address of principal executive offices)	(Zip Code)

(407) 210-6541
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)

☐ Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))

☐ Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e−4(c))

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Report or Completed Interim Review.

On April 27, 2010, the Audit Committee of the Board of Directors of UNR Holdings, Inc. (as used in this Current Report on Form 8-K, “we” or the “Company”), upon the recommendation of management and in consultation with our current independent registered public accounting firm, ZAO BDO, a member firm of BDO International (“BDO”), concluded that our previously issued financial statements included in the following reports we filed with the Securities and Exchange Commission (the “Commission”) should no longer be relied upon: (1) the audited consolidated financial statements for the fiscal year ended December 31, 2008 (the “2008 Financial Statements”), included in our Amendment No. 4 to the Annual Report on Form 10−K for the year ended December 31, 2008 filed with the Commission on April 13, 2010 (the “2008 10−K”), (2) the interim period unaudited financial statements for the three month period ended March 31, 2009, included in our Amendment No. 4 to the Quarterly Report on Form 10-Q for the three month period ended March 31, 2009 filed with the Commission on April 13, 2010 (the “2009 1Q Report”); (3) the interim period unaudited financial statements for the three and six months period ended June 30, 2009, included in our Amendment No. 1 to the Quarterly Report on Form 10-Q for the six month period ended June 30, 2009 filed with the Commission on April 13, 2010 (the “2009 2Q Report”); (4) the interim period unaudited financial statements for the three and nine months period ended September 30, 2009, included in our Amendment No. 1 for the Quarterly Report on Form 10-Q for the nine month period ended September 30, 2009 filed with the Commission on April 13, 2010 (the “2009 3Q Report” and together with the 2009 1Q Report and 2009 2Q Report, the “2009 Quarterly Reports”); and (5) the audited consolidated financial statements for the fiscal year ended December 31, 2008 that are included in our Annual Report on Form 10−K for the year ended December 31, 2009 filed with the Commission on April 15, 2010 (the “2009 10−K”).

The reason for the foregoing is that Wiener, Goodman & Company, P.C. (“Wiener Goodman”), our former independent registered public accounting firm, has withdrawn its registration with the Public Company Accounting Oversight Board (“PCAOB”) effective as of March 1, 2010.  As a result of Wiener Goodman not being registered with the PCAOB, any filings subsequent to Wiener Goodman’s withdrawal (i) with an opinion date after March 1, 2010 or (ii) reviewed by Wiener Goodman after such date, are not valid.  For this reason, management recommended to the Audit Committee that a restatement of our 2008 Financial Statements and the interim financial statements included in the 2009 Quarterly Reports is required.

The Company, including the Audit Committee of the Board of Directors, has discussed the matters disclosed in Item 4.02 of this Form 8-K with BDO and Wiener Goodman.  Wiener Goodman audited the 2008 Financial Statements and reviewed the interim period unaudited consolidated financial statements included in the 2009 Quarterly Reports.  BDO audited our consolidated financial statements included in the 2009 10-K.  The Board of Directors of the Company has authorized and directed that the officers of the Company take the appropriate and necessary actions to restate the 2008 Financial Statements and the interim period unaudited financial statements included in the 2009 Quarterly Reports as noted above.  We expect to file with the Commission, as soon as practicable, amended periodic reports to reflect the changes described above.

Caution Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the U.S. Securities Exchange Act of 1934, as amended, or the Exchange Act.  Forward-looking statements can be identified by such forward-looking terminology such as “may,” “could,” “should,” “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “predict”, “project”, “seek” and comparable phrases, as they relate to us and our management.  Forward-looking statements are not statements of historical fact and reflect the current views, beliefs and assumptions made by our management based on the information available, as of the date of this report, regarding future events, operating performance, financial condition, business strategy and our plans and objectives for future operations.  All forward-looking statements included herein and in the other periodic reports filed by the Company with the Commission address matters that involve risks and uncertainties, which could or will cause our actual results to differ materially from those indicated in these statements.  We believe that these factors include, but are not limited to, changes in political, social, legal or economic conditions in Russia; our ability to obtain necessary regulatory approvals and licenses for our business; our ability to fund future operations and capital needs through borrowings or otherwise; our ability to successfully implement any of our business strategies; our expectations about growth in demand for products and services we sell; competition in the marketplace; changes in general economic conditions, including inflation, interest rates, foreign currency exchange rates and other factors; our ability to respond to legal and regulatory developments and restrictions in relation to the construction industry; and our success in identifying other risks to our business and managing the risks of the aforementioned factors.  This list of factors is not exhaustive and should be read with the other cautionary statements that are included in the other periodic reports filed by the Company with the Commission.  If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results and outcomes may vary materially from those described herein.  Any forward-looking statements contained herein reflect our current views with respect to future events and are subject to these and other risks, uncertainties and assumptions relating to, among other things, our operations, results of operations, growth strategy and liquidity.  Any forward-looking statements speak only as of the date of this report.  Subject to any obligations under applicable law, we undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.  All subsequent written and oral forward-looking statements attributable to us, and those acting on behalf of us, are expressly qualified in their entirety by the foregoing cautionary statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNR HOLDINGS, INC.

By:	/s/ Alexei A. Kim
Alexei A. Kim
Chief Executive Officer

Dated: April 27, 2010